UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

VERISK ANALYTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On July 29, 2025, Verisk Analytics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended, restated or otherwise modified from time to time, the “Merger Agreement”) by and among the Company, Lenny Merger Sub, Inc., an Illinois corporation and an indirect, wholly owned subsidiary of the Company (“Merger Sub”), ExactLogix, Inc., an Illinois corporation d/b/a AccuLynx.com (“ExactLogix”), and Richard Spanton, Jr., an individual, solely in his capacity as representative of the equityholders of ExactLogix thereunder (the “Equityholders’ Representative”), pursuant to which, among other things, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into ExactLogix, with ExactLogix surviving as a wholly owned subsidiary of the Company (the “Merger”).

Pursuant to the terms of the Merger Agreement, the Company will become the sole indirect owner of all of the issued and outstanding shares of capital stock of ExactLogix for an aggregate purchase price of $2.35 billion, subject to customary adjustments for indebtedness, cash, working capital and transaction expenses (such aggregate purchase price, as so adjusted, the “Closing Purchase Price Consideration”). At the effective time of the Merger (the “Effective Time”), each share of (i) Series A Convertible Preferred Stock, par value $0.000005 per share, of ExactLogix (the “Series A Preferred Shares”), (ii) Series B Convertible Preferred Stock, par value $0.000005 per share, of ExactLogix (the “Series B Preferred Shares” and, together with the Series A Preferred Shares, the “Preferred Shares”), (iii) Class D Common Stock, par value $0.000005 per share, of ExactLogix (the “Class D Common Shares”), (iv) Non-voting Common Class E Stock, par value $0.000005 per share, of ExactLogix (the “Class E Common Shares”), and (v) Special Class F Nonvoting Stock, par value $0.000005 per share, of ExactLogix (the “Class F Common Shares” and, together with the Class D Common Shares and Class E Common Shares, the “ExactLogix Common Shares”, and the ExactLogix Common Shares, together with the Preferred Shares, the “ExactLogix Shares”) that is issued and outstanding immediately prior to the Effective Time (excluding any Dissenting Shares (as defined in the Merger Agreement) but including any restricted Class F Common Shares) will be canceled, extinguished and converted automatically into the right to receive an amount in cash equal to (A) the aggregate liquidation preference of such ExactLogix Share (if any) pursuant to the terms of ExactLogix’s Articles of Incorporation (the “Liquidation Preference”), plus (B) a pro rata share of (i) the Closing Purchase Price Consideration minus (ii) the aggregate Liquidation Preference payable in respect of all ExactLogix Shares, plus (C) a pro rata share of the portion, if any, of the Purchase Price Escrow Amount (as defined in the Merger Agreement) released to the equityholders of ExactLogix in accordance with the Merger Agreement, plus (D) a pro rata share of the portion, if any, of the the Indemnification Escrow Amount (as defined in the Merger Agreement) released to the equityholders of ExactLogix in accordance with the Merger Agreement, plus (E) a pro rata share of the portion, if any, of the Representative Expense Amount (as defined in the Merger Agreement) released to the equityholders of ExactLogix in accordance with the Merger Agreement.

The Merger Agreement also provides that, at the election of either ExactLogix or Buyer, in each case, in accordance with the terms of the Merger Agreement, ExactLogix shall effect a conversion of ExactLogix from an Illinois corporation to a Delaware corporation in accordance with the Illinois Business Corporation Act of 1983 and the Delaware General Corporation Law.

The Merger Agreement contains customary representations and warranties and covenants, including with respect to the delivery of customary support agreements by certain equityholders of ExactLogix. The closing of the Merger is expected to occur in the second half of 2025, subject to receipt of regulatory approvals and satisfaction of customary closing conditions, including: (i) approval by ExactLogix’s equityholders of the Merger Agreement and the Merger, (ii) the expiration or termination of the waiting period (or any extension thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) the absence of a material adverse effect with respect to ExactLogix.

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement and the above description of the terms thereof have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about ExactLogix. The representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates; (ii) were solely for the benefit of the parties to the Merger Agreement; (iii) are not intended as statements of fact to be relied upon by either ExactLogix’s equityholders or the Company’s securityholders and other stakeholders; (iv) are subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them; and (v) may apply standards of materiality in a way that is different from what may be viewed as material by either ExactLogix’s equityholders or the Company’s securityholders and other stakeholders. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of ExactLogix, the Company or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01.   Regulation FD Disclosure.

On July 30, 2025, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Forward-Looking Statements

This Current Report on 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. This includes, but is not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance. Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in our quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K filed with the SEC. If any of these risks or uncertainties materialize or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement in this Current Report on 8-K reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Item 9.01.   Financial Statements and Exhibits.

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of July 29, 2025, by and among the Company, Lenny Merger Sub, Inc., ExactLogix and the Equityholders’ Representative.
99.1	Press Release of Verisk Analytics, Inc., dated July 30, 2025.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with the SEC’s instructions for Form 8-K and Regulation S-K Item 601(b)(2). The Registrant agrees to furnish on a supplemental basis a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

By:	/s/ Kathy Card Beckles
	Name:	Kathy Card Beckles
	Title:	Executive Vice President and Chief Legal Officer

Date: July 30, 2025